UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006

CLEAN POWER TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-113606
(Commission File Number)

98-0413062
(IRS Employer Identification No.)

436-35th Avenue N.W., Calgary, Alberta, Canada T2K 0C1

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (403)-277-2944

Sphere of Language
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This current report contains forward-looking statements as that term is defined in section 27A of the United States Securities Act of 1933 and section 21E of the United States Securities Exchange Act of 1934.  These statements relate to future events or our future financial performance.  In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "intends", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", or "continue" or the negative of these terms or other comparable terminology.  These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks in the section entitled "Risk Factors" on page 4, which may cause our or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

In this report, unless otherwise specified, all dollar amounts are expressed in United States dollars and all references to "common shares" refer to the common shares in our capital stock.

As used in this current report and unless otherwise indicated, the terms "we", "us" and "our" refer to Clean Power Technologies Inc. and our wholly-owned subsidiary, Clean Energy and Power Solutions Inc.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

2.01 (a) COMPLETION OF AGREEMENT AND PLAN OF MERGER

The completion date of all of the transactions under the Agreement and Plan of Merger was July 10, 2006.  On May 22, 2006, we entered into an Agreement and Plan of Merger (the “Agreement”) among our company, Clean Energy and Power Solutions, Inc. (“CEPS”), a Nevada corporation which was incorporated by us as a wholly owned subsidiary, and the shareholders of Clean Power Technologies Inc. (“CPTI”), a private Nevada corporation as set out in the Agreement.    The Agreement contemplated our wholly owned subsidiary, CEPS acquiring all of the issued and outstanding shares of CPTI and the merger of CPTI with CEPS which would result in CEPS being the surviving corporation (the “Merger”).  The Agreement required that we undertake a forward split of our common shares on the basis of four common shares for every one common share which was issued and that we change our name to Clean Power Technologies Inc.  Subsequent to the completion of the forward split and the name change the Agreement required that we issue a total of 30,765,377 restricted common shares to the shareholders of CPTI.

The closing of the transactions contemplated in the Agreement were undertaken as follows:

•

On June 12, 2006 we completed the forward split of our common shares on the basis of four common shares for each one share held.

•

On June 13, 2006 we completed the name change from Sphere of Language to Clean Power Technologies Inc.

•

On June 20, 2006 we completed the merger of Clean Power Technologies Inc., the private Nevada corporation and Clean Energy and Power Solutions Inc.

•

On June 29, 2006 we issued 28,038,247 common shares pursuant to the Agreement.

•

On July 10, 2006 we issued 2,727,130 common shares pursuant to the Agreement which completed all of the transactions contemplated under the Agreement.

Our company had 45,445,377 common shares issued and outstanding as of July 10, 2006 as a result of the issuance of 30,765,377 shares in connection with the closing of the Agreement.   The Agreement is deemed to be a reverse acquisition for accounting purposes.  CPTI (now Clean Energy and Power Solutions Inc. based on the merger of CPTI and CEPS)  the acquired entity, is regarded as the predecessor entity as of July 10, 2006.  Starting with the periodic report for the quarter in which the acquisition was consummated, our company will file annual and quarterly reports based on the August 31 fiscal year end of CEPS.  Such financial statements will depict the operating results of CEPS, including the acquisition of our company, from July 10, 2006.

2.01(b)  DESCRIPTION OF ASSETS

Pursuant to the Agreement, the Company acquired all of the issued and outstanding shares of CPTI and the operations of CPTI and its wholly owned subsidiary, Clean Power Technologies Ltd. (a company incorporated in the United Kingdom) by way of a merger between CPTI and CEPS.  CEPS is a wholly owned subsidiary of our company. There were a total of 30,765,377 issued and outstanding shares of CPTI prior to the closing of the Agreement.  The resultant company from the merger is Clean Energy and Power Solutions Inc. which has a wholly owned subsidiary incorporated in the United Kingdom, Clean Power Technologies Ltd. (“CPTL.UK”) which is the company which will undertake all of the technology development.  CPTL.UK is presently developing a vehicle with a steam hybrid engine.  To date a total of approximately $445,000USD has been expended in R&D and operating costs.

The R&D project to be undertaken by CPTL.UK is expected to take 21 months to complete.   Research and Development commenced May, 2006.  Our goal is to develop  a vehicle with a steam hybrid engine.  We intend to develop two vehicles to prove our concept, the first will be a prototype and the second vehicle will be an engineered vehicle to be unveiled to the auto industry.

We believe that the rotary Wankel type steam engine is an ideal power producer for automotive applications.  The Wankel engine is a displacement engine that the steam passes through with no reversal in direction (uniflow) and the exhaust is from maximum displacement to minimum.  Our concept is to use a Mazda RX-8 vehicle as our prototype vehicle, with one of the two lobes of the engine running on steam and the other on gasoline.  The heat normally lost in the system will be recovered via a water jacket style steam accumulator with a closed circuit condenser running the length of the vehicle.  The exhaust will enter the accumulator at the side of the engine by enriching the air/fuel mixture enough to produce an exhaust stream which is rich enough in Hydrocarbons to actually support complete combustion in a “thermal reactor”, an enlarged open chamber in the exhaust/steam accumulator.  This will assist the production of steam and will delete the need for a catalytic converter.

The key to success of the project is the heat recovery system and control system that manages the steam and gasoline operation.  The objective of the project is to enable the two lobes of the Wankel engine to operate together or individually.  We expect the 21 month project will result in a technology that will allow the engine to effectively switch between steam and gasoline or at the same time utilize steam and gasoline in separate lobes of the Wankel engine.  CPTL.UK intends to file for patents upon completion of development of the technology.  The total amount of funds required for patent protection and commercialisation is budgeted at $1,850,000USD.  The Company will be required to raise the capital to undertake this project.   An amount of approximately $445,000USD has been funded to date.

The Company is presently considering undertaking a valuation of the technology which will be filed with the financial statements as required to be filed pursuant to this transaction.

2.01 (c)  IDENTITY OF PERSONS FROM WHOM ASSETS WERE ACQUIRED

The shares of CPTI were acquired from 168 shareholders of CPTI as set out in the Agreement attached as exhibit 10.1 to this current report on Form 8-K.  Of those shares issued pursuant to the Agreement the company issued a total of 2,737,000 shares to Abdul Mitha, an officer of the company, of which 2,237,000 shares were issued directly to Abdul Mitha and 500,000 shares were issued to his wife, a total of 1,000,000 shares to Michael Burns, a director and officer of the company, and a total of 240,000 shares to Diane Glatfelter, a director of the company.

2.01 (d)

NATURE AND AMOUNT OF CONSIDERATION

The consideration for the shares of CPTI and its wholly owned subsidiary CPTL.UK were shares of the Company based on one share of the Company for each one share of CPTI held by the CPTI shareholders.  There was no valuation completed on the technology at the time of the Agreement.  As CPTI had expended approximately of $225,000USD to the date of the Agreement for the technology and the Company had a total asset value of approximately $65,000 in cash on its balance sheet, the directors determined that a share exchange on the basis of one share for each share held was reasonable consideration.  The Company is presently determining whether to complete a valuation of the technology.

3.02

UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the closing of the Agreement on July 10, 2006, our company issued 30,765,377 shares of our common stock to the former shareholders of CPTI.  With respect to the 9 former shareholders of CPTI which were U.S. Persons (as that term is defined in Regulation S under the Securities Act of 1933), we relied on Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933.  With respect to the balance of the former shareholders of CPTI who were not U.S. Persons (as that term is defined in Regulation S under the Securities Act of 1933), we issued the shares in an offshore transaction relying on Regulation S and/or Section 4(2) of the Securities Act of 1933.

5.01

CHANGES IN CONTROL OF REGISTRANT

Upon the closing of the Agreement dated May 22, 2006, which occurred on July 10, 2006, we issued an aggregate of 30,765,377 shares of common stock to the shareholders of CPTI to acquire all 30,765,377 issued and outstanding common shares of CPTI, on the basis of 1 share of our company’s common stock for every 1 common share of CPTI.  The issuance was a result of the closing of an Agreement which occurred on July 10, 2006 among our company, CEPS and the shareholders of CPTI as set out in the Agreement.  As a result of the share exchange, the former shareholders of CPTI own 30,765,377 shares of our company’s common stock, representing approximately 68% of the 45,445,377 issued and outstanding shares of our company.  The issuance of the 30,765,377 shares of our company resulted in a change of control of our company.

5.03

AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Pursuant to the terms of the Agreement on June 12, 2006 the company filed articles of amendment with the State of Nevada to effect a forward split of its common shares on a four new shares for one old share basis.

Pursuant to the terms of the Agreement on June 13, 2006 the company filed articles of amendment with the State of Nevada to change its name from Sphere of Language to Clean Power Technologies, Inc.

On June 16, 2006, the NASD effected a change in the CUSIP number to 18450Q109 and the company’s commenced trading under the new trading symbol – CPWE.

The amendments to the Articles of Incorporation are appended as an exhibit to this Form 8-K.

9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The financial statements to be filed under this item are not included with this initial report. The required financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Form 8-K was required to be filed.

(b)  Pro-Forma Financial Statements

The pro forma financial statements to be filed under this item are not included with this initial report. The required pro forma financial statements will be filed by amendment as soon as practicable, but not later than 71 days after the date this Form 8-K was required to be filed.

(d) Exhibits

Copies of the following documents are included as exhibits to this current report pursuant to Item 601 of Regulation S-B:

Exhibit Number	Description
3.3*	Amendment to Articles of Incorporation dated June 12, 2006
3.4*	Amendment to Articles of Incorporation dated June 13, 2006
10.1*	Agreement and Plan of Merger between the Company, Clean Energy and Power Solutions Inc. and the shareholders of Clean Power Technologies Inc. executed on May 22, 2006.

*

Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER TECHNOLOGIES INC.

By:  /s/ Abdul Mitha

Name: Abdul Mitha

Title: President, Chief Executive Officer

Date: July 21, 2006

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